FIRST AMENDMENT TO
EMPLOYMENT AGREEMENT

This First Amendment (the “Amendment”) is dated effective January 1, 2019 and amends the Employment Agreement by and between Umpqua Holdings Corporation (“Umpqua”) and Andrew Ognall (“Officer”) dated as of May 1, 2014 (the “Employment Agreement”).

1.    PURPOSE OF AMENDMENT AND DURATION OF AGREEMENT.

1.1    The purpose of this Amendment is to extend the term of the Employment Agreement, which is set to expire December 31, 2018, and to amend certain provisions of the Employment Agreement as set forth below.

1.2    The duration of the Employment Agreement is hereby amended and extended to December 31, 2019, unless sooner terminated as set forth in the Employment Agreement.

2.    SEVERANCE. The first sentence of Section 9 of the Employment Agreement is amended to change the Severance Benefit and replaced with the following: “In the event of Termination Without Cause or Termination for Good Reason, in addition to receiving Earned Compensation, Officer will receive a severance benefit equal to twelve months Base Salary (the ‘Severance Benefit’).”

3.    TRADE SECRETS. The following provision is added to Section 17 of the Agreement:

“NOTICE OF IMMUNITY UNDER THE ECONOMIC ESPIONAGE ACT OF 1996, AS AMENDED BY THE DEFEND TRADE SECRETS ACT OF 2016: Notwithstanding any other provision of this Agreement: (A) Officer will not be held criminally or civilly liable under any federal or state trade secret law for any disclosure of a trade secret that is made: (1) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney and solely for the purpose of reporting or investigating a suspected violation of law; or (2) in a complaint or other document that is filed under seal in a lawsuit or other proceeding; and (B) if Officer files a lawsuit for retaliation by Umpqua for reporting a suspected violation of law, Officer may disclose Umpqua’s trade secrets to Officer’s attorney and use the trade secret information in the court proceeding if Officer (1) files any document containing the trade secret under seal; and (2) does not disclose the trade secret, except pursuant to court order.”

4.    EFFECT OF AMENDMENT. Except as specifically set forth herein, the Employment Agreement shall continue in full force and effect as written.

5.    DEFINED TERMS. Capitalized terms not otherwise defined in this Amendment have the meanings set forth in the Employment Agreement.

UMPQUA HOLDINGS CORPORATION

By:    /s/ Sheri Burns
Title:    EVP/Chief People Officer

OFFICER

/s/ Andrew Ognall
Andrew Ognall

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